Exhibit 10.84

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between Protea Biosciences Group, Inc. (the “Company”), and the undersigned (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Company desires to borrow the sum of $1,200,000 from the Lender and the Lender is willing to make a $1,000,000 loan to the Company (the “Loan”), to be evidenced by a 20% original issue discount unsecured convertible debenture in $1,200,000 principal face amount due on or before November 30, 2017 (the “Debenture”);

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY LENDER

1.1       Subject to the terms and conditions hereinafter set forth, the Lender hereby subscribes for and agrees to purchase from the Company, and the Company agrees to issue and deliver to the Lender, the Debenture for the aggregate subscription price of $1,000,000.

1.2       100% of the proceeds of the Loan shall be used for working capital and to pay accrued and unpaid expenses, including professional fees as set forth on Schedule 1.2 hereto.

1.3       The Lender recognizes that the purchase of the Debenture involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and requires substantial funds in addition to the proceeds of the Debenture; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Debenture; (c) the Lender may not be able to liquidate its investment; (d) transferability of the Debenture is extremely limited; (e) in the event of a disposition, the Lender could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the other risks associated with the Company’s business, financial situation and the Debenture set forth in the Company’s Form 10-K Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other periodic reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “SEC Reports”).

1.4       At the time such Lender was offered the Debenture, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act, as indicated by the Lender’s responses to the questions contained in Article VII hereof, and that the Lender is able to bear the economic risk of an investment in the Debenture.

1.5       The Lender hereby acknowledges and represents that (a) the Lender has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Lender has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Lender and to all other prospective investors in the Debenture to evaluate the merits and risks of such an investment on the Lender’s behalf; (b) the Lender recognizes the highly speculative nature of this investment; and (c) the Lender is able to bear the economic risk that the Lender hereby assumes.

1.6       The Lender hereby acknowledges receipt of, and has an opportunity to review, this Agreement, and the form of Debenture annexed as Exhibit A and the form of Warrant annexed as Exhibit B hereto, and the Company’s SEC Reports, including the Company’s Annual Report on Form 10-K for the year ended 2016 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017, (together with this Agreement, the Debenture and the Warrant, the “Transaction Documents”), and has received any additional information that the Lender has requested from the Company, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Debenture; provided, however that no investigation performed by or on behalf of the Lender shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein, except to the extent that the Lender had actual knowledge at the time of Closing that any such representation or warranty was untrue.

1.7       (a)       In making the decision to invest in the Debenture, the Lender has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Lender has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Debenture hereunder. The Lender disclaims reliance on any statements made or information provided by any person or entity in the course of Lender’s consideration of an investment in the Debenture other than the Transaction Documents.

(b)       The Lender represents that the Lender did not learn of the offering of the Debenture by means of any form of general solicitation or general advertising, and in connection therewith, the Lender did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.8       The Lender hereby acknowledges that the Debenture has not been reviewed by the SEC nor any state regulatory authority since the Debenture are intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. The Lender understands that the securities underlying the Debenture have not been registered under the Securities Act or under any state Debenture or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Debenture unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9       The Lender understands that the securities underlying the Debenture have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Lender’s investment intention and investment qualification. In this connection, the Lender hereby represents that the Lender is purchasing the Debenture for the Lender’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Lender to hold the Debenture for any particular length of time and the Company acknowledges that the Lender shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. The Lender, if an entity, further represents that it was not formed for the purpose of purchasing the Debenture.

1.10      The Lender consents to the placement of a legend on any certificate or other document evidencing the Debenture that such Debenture has not been registered under the Securities Act or any state Debenture or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Lender is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Debenture.

1.11     The Lender hereby represents that the address of the Lender furnished by Lender on the signature page hereof is the Lender’s principal residence if Lender is an individual or its principal business address if it is a corporation or other entity.

1.12     Such Lender understands that the securities are “restricted securities” and have not been registered under the Securities Act or any applicable state Debenture law and is acquiring the Debenture as principal for its own account and not with a view to or for distributing or reselling such Debenture or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Debenture in violation of the Securities Act or any applicable state Debenture law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Debenture in violation of the Securities Act or any applicable state securities law. Furthermore, such Lender is not purchasing the Debenture as a result of any advertisement, article, notice or other communication regarding the Debenture published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

1.13     The Lender represents that the Lender has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Debenture. This Agreement constitutes the legal, valid and binding obligation of the Lender, enforceable against the Lender in accordance with its terms.

1.14     If the Lender is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.15     The Lender acknowledges that he or it is not a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm.

1.16     The Lender agrees not to issue any public statement with respect to the Lender’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.17     The Lender acknowledges that the information contained in the Transaction Documents or otherwise made available to the Lender is confidential and non-public and agrees that all such information shall be kept in confidence by the Lender and neither used by the Lender for the Lender’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Lender’s subscription may not be accepted by the Company; provided, however, that (a) the Lender may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Lender with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Lender that:

2.1       Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. The only subsidiary of the Company is Protea Biosciences, Inc., a Delaware corporation (the “Subsidiary”). Each of the Company and itis Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor its Subsidiary is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Debenture and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiary, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2       Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in Transaction Documents and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in Transaction Documents hereto, (i) there are no outstanding securities of the Company or its Subsidiary which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or the Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or the Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or its Subsidiary is or may become bound to redeem a security of the Company or its Subsidiary; (ii) neither the Company nor the Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) except as set forth in Transaction Documents there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or the Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or the Subsidiary is or may become bound to issue any shares of capital stock of the Company or the Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or the Subsidiary. Except as set forth in Transaction Documents and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents (as defined below) or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiary are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The issuance and sale of the Debenture will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Lender) and except as set forth in Transaction Documents will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

2.3       Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to Transaction Documents and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Debenture and the performance of the Company’s obligations under this Agreement and the Transaction Documents has been taken. This Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Debenture is duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents. The Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. Except as set forth on Schedule 2.3 hereto, the issuance and sale of the Debenture contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person other than the Lenders.

2.4       No Conflict; Governmental Consents.

(a)       The execution and delivery by the Company of this Agreement and the Transaction Documents, the issuance and sale of the Debenture and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or the Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or the Subsidiary.

(b)       No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Debenture, except as has been previously obtained.

(c)       No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Debenture, except such post-sale filings as may be required to be made with the SEC, FINRA and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

2.5       Consents of Third Parties. No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Debenture, except as previously obtained, each of which is in full force and effect.

2.6       SEC Reports; Financial Statements. The Company has (a) for the twenty-four (24) months preceding the filing of the Form 10-K (or such shorter period as the Company was required by law to file such reports) (i) disclosed all material information required to be publicly disclosed by it on Form 8-K, (ii) filed all reports on Form 10-Q and Form 10-K and (iii) filed all other reports (other than any Form 8-K) required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and (b) since the filing of the Form 10-K, the Company has filed all reports required to be filed by it under the Securities Act and Exchange Act (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.7       Licenses. The Company and its Subsidiary have sufficient licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or ownership of properties and is in all material respects in compliance therewith.

2.8       Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company or the Subsidiary which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiary, taken as a whole, or which materially and adversely questions the validity of this Agreement or the other Transaction Documents or the right of the Company to enter into this Agreement and the other Transaction Documents, or to perform its obligations hereunder and thereunder. Neither the Company nor the Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiary taken as a whole. There is no action, suit, proceeding or investigation by the Company or the Subsidiary currently pending in any court or before any arbitrator or that the Company or the Subsidiary intends to initiate. Neither the Company nor the Subsidiary, nor any director or officer thereof, is or since the filing of the Form 10-K has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

2.9       Compliance. Neither the Company nor the Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or the Subsidiary under), nor has the Company or the Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

2.10     Regulatory Permits. The Company and the Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.11     Disclosure. The information set forth in the Transaction Documents as of the date hereof and as of the date of each Closing contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.12     Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.13     Brokers. Except for Laidlaw & Company (UK) Ltd., who has acted as placement agent for the Company, neither the Company nor any of the Company's officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement. The Company is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company.

2.14     Intellectual Property; Employees.

(a)       The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as disclosed on the SEC Reports, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any Intellectual Property Rights of any other person or entity. The Company and its Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect

(b)       The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as presently conducted.

(c)       Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

(d)       To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement and to the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company has not received any written notice alleging that any such violation has occurred. Except as set forth in the SEC Reports, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except for any of the same which would not have a Material Adverse Effect on the business of the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

2.15     Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Company’s financial statements, and good title to its leasehold estates, in each case subject to no Encumbrances, other than (a) those resulting from taxes which have not yet become delinquent; and (b) Encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business, none of which are material. Except as set forth in Schedule 2.16, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.16     Obligations to Related Parties. Except as set forth in the SEC Reports, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or the Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.17     Material Changes. Except as set forth in the SEC Reports, since the date of the latest audited financial statements included within the SEC Reports (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

2.18     Sarbanes-Oxley. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

2.19     No General Solicitation. None of the Company, its Subsidiary, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Debenture.

2.20     Taxes. The Company has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects. The Company has paid all taxes whether or not shown on such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, none of the tax returns of the Company is currently being audited by any state, local or federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

2.21     Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements

2.22     Disclosure. All disclosure furnished by or on behalf of the Company to the Lender in the Transaction Documents regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.23     Seniority. Upon payment in full of the St. George Debenture, no other indebtedness or other claim against the Company is senior to the Debenture in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

2.24     Private Placement. Assuming the accuracy of the Lenders’ representations and warranties set forth in Section 1, no registration under the Securities Act is required for the offer and sale of the Debenture by the Company to the Lender as contemplated hereby.

III.	COVENANTS OF THE COMPANY

3.1       Transfer Restrictions.

(a)       The securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of securities other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Lender or in connection with, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of a Lender under this Agreement.

(b)       The Lender agrees to the imprinting, so long as is required by this Section 5.1, of a legend on any of the securities substantially in the following form:

THIS [SECURITIES][COMMON STOCK] HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE NOTE COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)       The Lender understands that prior to September 2, 2011, the Company was a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Pursuant to Rule 144(i), securities issued by a current or former shell company that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 unless at the time of a proposed sale pursuant to Rule 144 the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates for the securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

3.2       Replacement of Securities. If any certificate or instrument evidencing any securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

3.3       Furnishing of Information. Until the time that no Lender owns securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Lender owns securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Lender and make publicly available in accordance with Rule 144(c) such information as is required for the Lenders to sell the securities under Rule 144. The Company further covenants that it will take such further action as any holder of securities may reasonably request, to the extent required from time to time to enable such person to sell such securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

3.4       Securities Laws; Publicity. Unless otherwise required by applicable law, the Company shall, by 8:30 a.m. (New York City time) on the fourth trading day immediately following the first and last Closings hereunder, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto to the extent required by law. The Company shall not publicly disclose the name of Lender, or include the name of any Lender in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Lender, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the SEC and (b) to the extent such disclosure is required by law, in which case the Company shall provide the Lender with prior notice of such disclosure permitted under this clause (b).

3.5       Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Lender. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the securities for, sale to the Lender at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Lender.

3.6       Indemnification.

(c)       The Company agrees to indemnify and hold harmless the Lender, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Lender Indemnified Parties”) from and against any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company, in each case contained in this Agreement or any of the other Transaction Documents; and will promptly reimburse the Lender Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Lender Indemnified Party is a formal party to any such Proceeding.

(d)       If for any reason (other than a final non-appealable judgment finding any Lender Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Lender Indemnified Party or insufficient to hold an Lender Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by a Lender Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Lender on the other, but also the relative fault of the Company or the Placement Agent, as applicable, on the one hand and the Lender on the other, as well as any relevant equitable considerations.

(e)       Notwithstanding the foregoing, the Company shall not be liable to indemnify any Lender Indemnified Parties under Section 3.6(c) or to contribute to the amount paid or payable by all Lender Indemnified Parties under Section 3.6(b) in an amount under both such Sections that in the aggregate exceeds the Lender’s aggregate purchase price tendered hereunder.

3.7          Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Lender or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Lender shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Lender shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

3.8       Use of Proceeds. The proceeds of the Loan shall be used only for the purposes set forth in Section 1.2 of this Agreement.

3.9       Variable Rate Transactions. From the date hereof until such time as the Warrant and Debenture are no longer outstanding, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells, or agrees to issue or sell (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of, Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (z) under a warrant exercisable for a number of shares based upon and/or varying with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such warrant, or (b) any securities of the Company pursuant to an “equity line” structure which provides for the sale, from time to time, of securities of the Company which are registered for sale or resale pursuant to the Securities Act (which for the purpose of this definition shall include a sale of the Company’s securities “off the shelf” in a registered offering, whether or not such offering is underwritten).

IV.	MISCELLANEOUS

4.1       Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or by electronic communication at or prior to 5:30 p.m. (New York City time) on a day in which the New York Stock Exchange is open for trading (a “Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic communication on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be addressed as follows:

if to the Company, to it at:

Protea Biosciences Group, Inc.

1311 Pineview Drive, Suite 501

Morgantown, WV 26505

Attn: Stephen C. Turner, CEO

With a copy to (which shall not constitute notice):

CKR Law LLP

12100 Wilshire Blvd, Suite 480

Los Angeles, CA 90025

Attn: Stephen A. Weiss, Esq.

if to the Lender, to the Lender’s address indicated on the signature page of this Agreement.

4.2       Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

4.3       This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Lender (other than by merger). Lender may assign any or all of its rights under this Agreement to any person to whom Lender assigns or transfers any securities, provided that such transferee agrees in writing to be bound, with respect to the transferred securities, by the provisions of the Transaction Documents

4.4       The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.5       Upon the execution and delivery of this Agreement by the Lender and the Company, this Agreement shall become a binding obligation of the Lender with respect to the purchase of the Debenture as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Lender and to reject any subscription, in whole or in part, provided the Company returns to Lender any funds paid by Lender with respect to such rejected subscription or portion thereof, without interest or deduction.

4.6       All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

4.7       In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

4.8       The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

4.9       It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.10     The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.11     This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.12     Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

4.13     In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Lender and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Balance of this page intentionally left blank – signature page follows

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties on the date and year first above written.

COMPANY:

PROTEA BIOSCIENCES GROUP, INC.

By:	/s/ Stephen Turner

Name:	Stephen Turner

Title:	President

LENDER:

ANDREAS WAWRLA
Address:

FORM OF INVESTOR QUESTIONNAIRE

PROTEA BIOSCIENCES GROUP, INC.

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

PROTEA BIOSCIENCES GROUP, INC.

Investor Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

EXACT Purchaser Name(s) in which the Debenture is to be issued: ________________________________________________________________________

Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Net Worth: ________________

Home Street Address:

________________________________________________________________________

Home City, State & Zip Code:

________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer:

________________________________________________________________________

Employer Street Address:

________________________________________________________________________

Employer City, State & Zip Code: ________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business:

________________________________________________________________________

LAIDLAW Account Executive / Outside Broker/Dealer: _______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

Section B – Entity Purchaser Information

EXACT Purchaser Name(s) in which the Debenture is to be issued: ________________________________________________________________________

Authorized Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Investment Experience (Years): ___________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Debenture?

☐ Yes ☐ No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Street Address: ________________________________________________________________________

City, State & Zip Code:

________________________________________________________________________

Phone: ________________________ Fax: ________________________

Email: __________________________

Laidlaw Account Executive / Outside Broker/Dealer:

_______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

__________________________

FORWARD-LOOKING STATEMENTS

We have included in this Agreement, including the Schedule, certain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “seek,” “on-track,” “plan,” “project,” “forecast,” “intend” or “anticipate,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook, including statements related to revenues and profitability, pricing and competition, the continued viability of our technology, our growth and expansion plans, including retaining new employees, compliance with governmental regulations, our intellectual property protection strategies, payment of dividends, the volatility of our common stock and the market for our common stock, dilution, trading restrictions, use of proceeds and the need for additional debt or equity funding. You are cautioned that our business and operations are subject to a variety of risks and uncertainties, many of which are beyond our control and, consequently, our actual results may differ materially from those projected by any forward-looking statements. See the information included under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Commission on April 14, 2017, for information regarding certain important factors that could cause our actual results to differ materially from those projected in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this Agreement. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statements are made.

Schedule 1.2

$20,016.50 shall be paid to legal counsel to Laidlaw & Company (UK) Ltd. at the Closing.

$25,000.00 shall be paid to CKR Law, LLP, legal counsel to the Company, at the Closing in reduction of accrued legal fees.